                                  EXHIBIT 23

                        Consent of Independent Accounts
                            -----------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.333-82573) of E.I. du Pont de Nemours and Company of our report dated June 20, 2001 relating to the financial statement of the Qualicon Retirement and Savings Plan which appears in the Form 11-K.


/s/ PricewaterhouseCoopers LLP -
----------------------

Philadelphia, Pennsylvania 19103
June 27, 2000